UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2025
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Depositary Shares, Each Representing 1/1,000th Interest in a Share of	WTFCN	The NASDAQ Global Select Market
7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, no par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 4, 2025, Wintrust Financial Corporation ("Wintrust") entered into the Fourth Amendment to Amended and Restated Credit Agreement dated December 4, 2025 (the "Fourth Amendment"), among Wintrust, the lenders named therein, and U.S. Bank National Association, as administrative agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them by the Amended and Restated Credit Agreement dated December 12, 2022 (as amended, the "Amended and Restated Credit Agreement"), among Wintrust, the lenders named therein, and U.S. Bank National Association, as administrative agent.
Additionally, on December 4, 2025, Wintrust entered into the Fifth Amendment to Amended and Restated Credit Agreement dated December 4, 2025 (the "Fifth Amendment"), among Wintrust, the Revolving Credit Lenders named therein, and U.S. Bank National Association, as administrative agent.
The Fourth Amendment provides for, among other things, (a) the addition of customary outbound investment rule provisions in accordance with new U.S. regulations relating to restricting certain investments abroad; (b) the inclusion of certain protective language within the existing confidentiality provision; and (c) the extension of the Revolving Credit Maturity Date from December 5, 2025, to December 3, 2026.
In addition, the Fifth Amendment provides for a decrease in the Commitment Fee applicable to the unused portion of the Revolving Credit Commitment from 0.30% per annum to 0.25% per annum.
The foregoing descriptions of the Fourth Amendment and Fifth Amendment are qualified in their entirety by the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Amended and Restated Credit Agreement, dated December 4, 2025, among Wintrust Financial Corporation, as Borrower, each lender party hereto, as Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders.

10.2
Fifth Amendment to Amended and Restated Credit Agreement, dated December 4, 2025, among Wintrust Financial Corporation, as Borrower,each lender party hereto, the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
•Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Wintrust agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, Chief Legal Officer and Corporate Secretary
Date: December 8, 2025